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Summary Prospectus
GENWORTH CALAMOS GROWTH FUND

April 30, 2011	Class: Institutional	Service

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://hosted.rightprospectus.com/GVIT.  You can also get this information at no cost by calling 1-800-352-9910 or by sending an e-mail request to vaposservicingteam@genworth.com, or by contacting your financial intermediary.

Investment Objective
Genworth Calamos Growth Fund (the “Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund for your variable annuity contract (“variable contract”) or qualified retirement plan (“qualified plan”) account. The table does not reflect any fees or charges imposed in connection with your variable contract or qualified plan account.  If such fees or charges were included, the overall expenses would be higher.

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	N/A	N/A
Short-Term Trading Fee (deducted from amount redeemed or exchanged)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses1	0.69%	0.59%
Administrative Service Fees	0.25%	None
All Other Expenses	0.44%	0.59%
Total Annual Fund Operating Expenses	1.69%	1.34%
Amount of Fee Waiver and/or Expense Assumption2	(0.23)%	(0.36)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	1.46%	0.98%
1
“Other Expenses” also include the fees and expenses indirectly borne by a Fund in connection with its investments in other investment companies which are referred to as “Acquired Fund Fees and Expenses.”  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table does not correlate to the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the prospectus which reflects the operating expenses of the Fund and does not include the 0.01% attributed to Acquired Fund Fees and Expenses.

2
Genworth Financial Wealth Management, Inc. has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.90% of average daily net assets.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board of Trustees consents to an earlier revision or termination.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example, however, does not include charges that are imposed in connection with your variable contract or qualified plan account.  If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$149	$510	$896	$1,979
Institutional Shares	$100	$389	$700	$1,581

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 174.35% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests primarily in equity securities issued by U.S. companies.  The Fund’s subadvisor invests using a growth style, and seeks out securities that, in the subadvisor’s opinion, offer the best opportunities for growth, provided such securities satisfy certain criteria.  The subadvisor uses quantitative screens to identify companies with high growth rates relative to their industry and screens for the ones whose growth appears to be sustainable, focusing on company fundamentals, such as return on capital.  The subadvisor then conducts a valuation analysis, using proprietary cash flow valuation models to assess overall price potential and determine expected returns.  The subadvisor utilizes risk management guidelines, with a focus on portfolio construction, including diversification and how individual securities may fit in the Fund’s overall portfolio.

The Fund anticipates that substantially all of its portfolio will consist of equity securities of companies with large and mid-sized market capitalizations.  The subadvisor generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization from $1 billion up to $25 billion. The Fund may invest up to 25% of its net assets in foreign securities.

When buying and selling securities, the subadvisor focuses on the issuer’s financial soundness, earnings and cash flow forecast and quality of management.  In constructing the Fund’s portfolio, the subadvisor seeks to manage the risks of investing in stocks by using a “top-down approach” of diversification by industry and company and also by focusing on macro-level investment themes.  This approach emphasizes an analysis of the economic factors that may affect the performance of certain sectors or industries within the securities markets generally, and how those factors may, in turn, affect the prices of individual securities.  The subadvisor performs proprietary fundamental analysis in addition to relying upon information from outside sources.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The following risks could affect the value of your investment:

Foreign Securities Risk - The Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities.  Foreign investments involve some of the following risks as well: (i) political and economic instability; (ii) the impact of currency exchange rate fluctuations; (iii) reduced information about issuers; (iv) higher transaction costs; (v) less stringent regulatory and accounting standards; and (vi) delayed settlement.  The Fund may obtain exposure to a foreign issuer through a depository receipt, which is generally a U.S. security that is subject to many of the risks associated with investing directly in foreign securities, including political and economic risks.

Growth Investment Risk - The risk that the Fund’s investments in growth style securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.  In addition, the Fund’s investments in growth style securities, at times, may not perform as well as value style securities or the stock market in general, and may be out of favor with investors for extended periods of time.

Market Risk - The risk that one or more of the markets in which the Fund invests will go down in value.

Mid-Capitalization Risk - The risk that the Fund’s investments in the securities of mid-capitalization companies may be more volatile and present additional uncertainty relative to securities of larger capitalization companies.

Selection Risk - The risk that the Fund’s subadvisor may select securities that underperform the stock market, underperform the Fund’s benchmark or underperform other funds with similar investment objectives and strategies.

Risks of Large Shareholder Redemptions - The Genworth Moderate Allocation Fund and Genworth Growth Allocation Fund are mutual funds that invest in other mutual funds and may from time to time invest in and own or control a significant percentage of the Fund’s Institutional Shares.  Redemptions by these funds of their holdings in the Fund may impact the Fund’s liquidity and net asset value.

Performance
The performance information below provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Service Shares. The performance table shows how the Fund’s returns compare with those of one or more broad measures of market performance.  The performance for the Institutional Shares would differ only to the extent that the Institutional Shares have different expenses than the Service Shares.  The performance figures do not reflect the fees and charges of your variable contract or qualified plan account.  If these fees and charges had been reflected, the performance shown would have been lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Annual Total Returns – Service Shares

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

 Best Quarterly Returns:  21.08%  3rd Quarter 2010
 Worst Quarterly Returns: -11.81%  2nd Quarter 2010

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	Since Inception
Service Shares (inception date 9/4/2008)	25.03%	8.84%
Institutional Shares (inception date 12/9/2009)	25.66%	29.14%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes) (since 9/4/2008)	17.64%	6.20%

Management

Investment Advisor and Subadvisor
Genworth Financial Wealth Management, Inc. is the investment advisor for the Fund.  Calamos Advisors, LLC (“Calamos”) is the subadvisor for the Fund.

Portfolio Managers
John P. Calamos, Sr., Nick P. Calamos, Jeff Scudieri, Jon Vacko, John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Chris Hartman and Joe Wysocki are responsible for the day-to-day management of the Fund’s portfolio.  Mr. Calamos, Sr. is Chairman, CEO and Co-Chief Investment Officer of Calamos.  Mr. Nick Calamos is Co-Chief Investment Officer and President of Investments of Calamos. Mr. Scudieri joined Calamos in 1997 and has been Senior Vice President and Co-Head of Research and Investments since July 2010, prior thereto he was a senior strategy analyst since September 2002. Mr. Vacko joined Calamos in 2000 and has been Senior Vice President and Co-Head of Research and Investments since July 2010, prior thereto he was a senior strategy analyst since July 2002. Mr. Calamos, Jr., Executive Vice President of Calamos joined the firm in 1985 and has held various senior investment positions since that time. Mr. Hillenbrand joined Calamos in 2002 and has been a senior strategy analyst since August 2002.  Mr. Klouda joined Calamos in 1994 and has been a senior strategy analyst since July 2002. Mr. Hartman joined Calamos in 1997 and has been a senior strategy analyst since May 2007. Mr. Wysocki joined Calamos in 2003 and has been a senior strategy analyst since February 2007.  Each member of this team has served as a portfolio manager to the Fund since its inception.

Purchase and Sale of Fund Shares
Shares of the Fund are not sold directly to the public.  The Fund offers its Service Shares to variable annuity separate accounts of insurance companies, including affiliates of Genworth, as investment options for certain variable contracts.  The separate accounts purchase Service Shares of the Fund in accordance with account allocation instructions received from owners of the variable contracts. The Institutional Shares are offered to certain qualified plans and other institutional investors, including Genworth Financial, Inc. or its affiliates.

Please check with your insurance company or qualified plan provider to determine if the Fund is available under your variable contract or qualified plan. This prospectus should be read in conjunction with your specific variable contract prospectus or the governing documents of your qualified plan.

Shareholders may sell (redeem) their Fund shares by following the procedures established when they opened their account or accounts.  The sale price of each Fund share will be the next NAV determined after the Fund (or authorized intermediary) receives a request to sell or redeem the applicable Fund shares.  Normally, the Fund will pay for redeemed Fund shares on the next business day after receiving the request, but it could take as long as seven days.  The value of the Fund shares redeemed may be more or less than their original purchase price depending upon the market value of the Fund’s investments at the time of the redemption.

Because variable contracts and qualified plans may have different provisions with respect to the timing and method of redemptions, variable contract owners and participants in qualified plans should contact their insurance company or qualified plan provider directly for details concerning these transactions.

Tax Information
The dividends and distributions paid by the Fund will consist of ordinary income, capital gains, or some combination of both.  Generally, the owners of variable contracts and participants in qualified plans are not taxed currently on such income or gains unless the income or gain is distributed to the variable contract owner or plan participant.  When such income is distributed, it will be taxable at ordinary income tax rates.  In addition, distributions made to a variable contract owner or plan participant who is younger than 59 1/2 may be subject to a 10% penalty tax.

Owners of variable contracts and participants in qualified plans should ask their own tax advisors for more information on their own tax situation and the income tax treatment of distributions from their variable contract or qualified plan, including possible state or local taxes.

Payments to Insurance Companies or Other Financial Intermediaries
If you purchase Fund shares through an insurance company or other financial intermediary, the Fund and the Fund’s distributor or its related companies will pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.